UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 5, 2009 (December 31, 2008)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Twenty-Fifth Amendment to Second Amended and Restated Limited Partnership Agreement.

On December 31, 2008, Corporate Office Properties Trust (the “Registrant”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Twenty-Fifth Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as so amended, the “Partnership Agreement”) of Corporate Office Properties, L.P. The Amendment, which is attached hereto as Exhibit 10.1, was entered into in order to update the Partnership Agreement for certain changes in ownership of the Operating Partnership.  Other than to reflect such changes in the ownership of the Operating Partnership, the Amendment contains no substantive terms.

Second Amendment to Employment Agreement of Randall M. Griffin

On December 31, 2008, the Registrant and the Operating Partnership entered into a second amendment to the employment agreement of Randall M. Griffin, the Registrant’s President and Chief Executive Officer, to extend the length of the basic term, as defined in the agreement, by one year and nine months to an end date of March 31, 2012.  Mr. Griffin’s employment agreement, dated July 13, 2005, was filed with the Registrant’s Current Report on Form 8-K dated July 19, 2005, and the first amendment to such employment agreement, dated May 30, 2006, was filed with the Registrant’s Current Report on Form 8-K dated June 1, 2006.

The description set forth above is only a summary of the second amendment to Mr. Griffin’s employment agreement and is qualified in its entirety by reference to the full amendment, which is filed herewith as Exhibit 10.2.

Amendment to Employment Agreement of Stephen E. Riffee

On December 31, 2008, the Registrant and the Operating Partnership entered into a first amendment to the employment agreement of Stephen E. Riffee, the Registrant’s Chief Financial Officer, to change the timing and manner in which payments to Mr. Riffee would occur in the event of his termination by the Registrant without cause or by Mr. Riffee based upon constructive termination; these changes were made in order to the make the changed terms of Mr. Riffee’s employment agreement consistent with other employment agreements of the Registrant.  Mr. Riffee’s employment agreement, dated July 31, 2006, was filed with the Registrant’s Current Report on Form 8-K dated August 1, 2006.

The description set forth above is only a summary of the amendment to Mr. Riffee’s employment agreement and is qualified in its entirety by reference to the full amendment, which is filed herewith as Exhibit 10.3.

Employment Agreement of Wayne Lingafelter

On December 31, 2008, the Registrant and Corporate Development Services, LLC (“CDS”), a subsidiary of the Operating Partnership, entered into an employment agreement with Wayne Lingafelter to serve as President of CDS.  The agreement has a six-year term commencing on January 2, 2009, with continuous and self-renewing one-year terms after the basic term unless otherwise indicated by either party prior to a specified point in time of the then current term.  The agreement may be terminated by either party at any time without cause (as defined in the employment agreement) on one day’s prior notice.  Under the agreement, Mr. Lingafelter’s minimum base salary is $325,000 per year, and he receives additional allowances for an automobile, personal financial planning and income tax preparation totaling up to $18,200 per year.  Mr. Lingafelter’s base salary is subject to review annually by the Board of Trustees and the Compensation Committee of the Board of Trustees (the “Compensation Committee”).  He is

eligible to receive annual cash performance bonuses, stock options and restricted shares as determined by the Board of Trustees upon the recommendation of the Compensation Committee.  He is also entitled to participate in all plans and benefits generally accorded to employees of the Registrant and its subsidiaries.

The employment agreement provides for the following severance package in the event of Mr. Lingafelter’s employment termination without cause or by Mr. Lingafelter based upon “constructive termination,” as defined in the employment agreement: (1) payment equal to his base annual salary multiplied by three; (2) payment equal to the average of his three most recent annual performance bonuses multiplied by three; (3) perquisites and benefits for 12 months following termination unless such benefits are available to him through other employment after termination; and (4) full vesting of previously unvested stock options and restricted shares with the right to exercise stock options for up to 18 months following termination.  The agreement also provides for the following in the event of a termination following a change of control of the Registrant: (1) payment equal to his base annual salary multiplied by three; (2) payment equal to the average of his three most recent annual performance bonuses multiplied by three; (3) perquisites and benefits for 12 months following termination unless such benefits are available to him through other employment after termination; (4) full vesting of previously unvested stock options and restricted shares (whether or not employment is terminated), with the right to exercise stock options for up to 18 months following termination; and (5) reimbursement of excise taxes imposed on any payment deemed to be an “Excess Parachute Payment” within the meaning of Section 280(G) of the Internal Revenue Code of 1986, as amended.

Under Mr. Lingafelter’s employment agreement, he is required to devote his full business time to the affairs of CDS and is prohibited from competing directly or indirectly with CDS during the term of the agreement and for a period thereafter.

The description set forth above is only a summary of Mr. Lingafelter’s employment agreement and is qualified in its entirety by reference to the full agreement, which is filed herewith as Exhibit 10.4.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 5, 2009, the Registrant issued a press release to announce that effective January 2, 2009, Wayne Lingafelter, age 49, was appointed as President of CDS and COPT Development & Construction Services, LLC (“CDCS”).  Mr. Lingafelter has served CDS and CDCS as Senior Vice President-Development & Construction since May 2008.  Prior to this time, Mr. Lingafelter served Duke Realty Corporation, a real estate investment trust, for 20 years in several positions, the most recent of which included Senior Vice President of Government Solutions from February 2006 to May 2008 and Senior Vice President of Cleveland Operations from February 2000 to February 2006.  Included in Item 1.01 above, and incorporated herein by reference, is a summary description of Mr. Lingafelter’s employment agreement, which is filed herewith as Exhibit 10.4.  Mr. Lingafelter is succeeding Mr. Dwight S. Taylor as President of CDS in anticipation of Mr. Taylor’s retirement on March 31, 2009.  Effective January 2, 2009, Mr. Taylor has been appointed to serve as Chief Executive Officer of CDS and CDCS until his anticipated retirement date.

Item 9.01                                             Financial Statements and Exhibits

 (d)                              Exhibits

Exhibit Number	Exhibit Title
10.1	Twenty-Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated December 31, 2008.
10.2	Second Amendment to Employment Agreement, dated December 31, 2008, between Corporate Office Properties, L.P., Corporate Office Properties Trust and Randall M. Griffin.
10.3	First Amendment to Employment Agreement, dated December 31, 2008, between Corporate Office Properties, L.P., Corporate Office Properties Trust and Stephen E. Riffee.
10.4	Employment Agreement, dated December 31, 2008, between Corporate Development Services, LLC, Corporate Office Properties Trust and Wayne Lingafelter.
99.1	Press release dated January 5, 2009 for Corporate Office Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2009

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Twenty-Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated December 31, 2008.
10.2	Second Amendment to Employment Agreement, dated December 31, 2008, between Corporate Office Properties, L.P., Corporate Office Properties Trust and Randall M. Griffin.
10.3	First Amendment to Employment Agreement, dated December 31, 2008, between Corporate Office Properties, L.P., Corporate Office Properties Trust and Stephen E. Riffee.
10.4	Employment Agreement, dated December 31, 2008, between Corporate Office Properties, L.P., Corporate Office Properties Trust and Wayne Lingafelter.
99.1	Press release dated January 5, 2009 for Corporate Office Properties Trust.